Ole Miss Development Investor Presentation June, 2012 University of Mississippi Cottage Development Breaking Ground in June, 2012

• EdR is Second - Largest Company in Industry − 38 wholly owned communities with over 23,200 beds − 22 managed communities with over 10,800 beds (1) − 8 active development projects: $ 301 million (2) in project costs • 2012 Core FFO per share/unit Guidance of $0.46 to $ 0.51 − Full Year 2012 Same Community revenue up 5% to 6.5% − Fall 2012 revenue growth of 3.5% to 5.5% − Full Year Same Community operating expense growth of 3.0% - 3.5% − Full Year Same Community NOI growth of 6% to 9% • Excellent Capital Structure/Meaningful Capacity • Excellent Environment for Industry Growth • Growth Opportunities − ONE Plan SM on - campus developments − ONE Plan SM on - campus developments at the University of Kentucky − Off - campus developments − Potential for acquisitions − Growth in net operating income from existing portfolio − Third - party development and management services The Reserve at Star Pass, University of Arizona A Leader in Collegiate Housing 1 (1) Includes 1 joint venture community also managed by the Company. (2) Project development costs represent the Company’s portion of the project costs for joint ventures and includes only company - owned projects. 3949 Lindell, St. Louis University

Investment and Operating Strategy 1. High - Quality Owned Portfolio • Over the last year purchased $256 million of assets within walking distance of universities such as the University of Virginia, University of California – Berkeley, Notre Dame, Texas Christian University and St . Louis University • 8 active owned - developments with aggregate development costs of $301 million (1) within walking distance of universities such as University of Alabama, University of Connecticut and directly on the campuses of Syracuse University, University of Kentucky and the University of Texas at Austin • Multi - phase project with University of Kentucky to revitalize it’s on - campus housing. − Replaces 6,000 existing beds and expands such to 9,000 beds over the next 5 to 7 years − Total estimated cost of approximately $550 million − EdR will own and manage the new communities under its ONE Plan SM − Construction started in April on the $26 million first phase, New Central Residence Halls scheduled to open Summer 2013 • Portfolio median distance to edge of campus of 0.3 miles • Portfolio median full - time undergraduate enrollment of universities served of 25,200 2. Competitive Advantages • ONE Plan SM on - campus equity program • Access to construction financing with low costs • Low cost of capital • Proprietary Leasing/Marketing System (“PILOT”) 2 (1) Project development costs represent the Company’s portion of the project costs for joint ventures and includes only company - owne d projects.

Investment and Operating Strategy 3. Market - Leading Operating Results • 2010 - 2011 lease term: 2.3% improvement in same - community occupancy with rates up 2.0% over the prior lease term • 2011 - 2012 lease term: 1.1% improvement in same - community occupancy with rates up 4.6% over the prior lease term • Same - community operating expenses were flat in 2010 and increased 2.9% in 2011 • 2012 Core FFO per share/unit Guidance of $0.46 to $0.51, or 7% to 19% growth over 2011 4. Strong Balance Sheet • Excellent leverage metrics: • Available $175 million unsecured line of credit • Acquisition and development capacity of approximately $400 million 3 3/31/2012 12/31/2011 12/31/2010 Debt/Gross Assets 29.1% 31.3% 41.5% Interest Coverage Ratio (TTM) 2.9x 2.7x 2.2x Net Debt/EBITDA 6.1x 5.7x 7.8x

High - Quality Owned Portfolio Geographically Diversified Portfolio in Close Proximity to University Campuses 4 EBITDA by State Distance to Campus (1) (1) As measured by distance to edge of campus based on percentage of contributed EBITDA. FL 12.8% TX 12.4% NY 6.4% VA 5.6% AL 5.5% IN 5.2% GA 5.1% CA 4.9% CT 4.9% NC 4.9% PA 4.6% AZ 4.3% TN 4.3% MO 4.0% CO 2.6% IL 2.5% OK 2.1% OH 2.0% KS 1.7% MI 1.7% MS 1.3% SC 1.2% <0.2 miles 55% 0.2 - 0.5 miles 4% 0.5 - 1.0 miles 5% 1.0 - 2.0 miles 29% >2.0 miles 7% Median distance to campus ~ 0.3 miles

Solid Capital Structure • Debt to Gross Assets: 29 .1% • Net Debt to Enterprise Value: 23.3% • Net Debt to EBITDA: 6 .1x Meaningful Capacity for Growth as of March 31, 2012 Debt Maturities as of March 31, 2012 5 • Interest Coverage Ratio: 2.9x • Appropriately Laddered Debt Maturities • Acquisition/Development Capacity of approximately $400 million $- $30 $60 $90 ($ in millions) 2012 2013 2014 2015 2016 2017 2018 2019 2020

• Experienced operational team and leadership • Focused on Technology Enhancements − PILOT technology › Improved lease tracking and monitoring to maximize occupancy and rates − Upgraded property websites › iRESERVE Mobile App › Automated lease signing − Upgraded property Wi - Fi access − Enhanced yield - management system Internal Growth Drivers 6

Near - term Supply of New Product Muted • Credit crisis and summer macroeconomic events continue to inhibit new construction • Decreased state appropriations limit ability for many universities to update aging and obsolete on - campus housing on their own • On - campus housing capacity as a percentage of undergraduate enrollment decreased Demand for Collegiate Housing • Increasing Enrollment – estimated at 1% annually through 2019 (1) − Echo Boom generation − Increasing percentage of high school graduates choosing to attend college − College students are taking longer to graduate − Surging student population stress on - campus housing capabilities of universities (2) • Tight state and college budgets drive need for public private partnerships to replace, fund and own on - campus housing 7 Supply/Demand Dynamics Support Net Operating Income Growth (1) National Center for Education Statistics report titled “The Condition of Education 2011.” (2) National Multi Housing Council White Paper, May 2012 Strong Industry Environment

External Growth Opportunities Campus West, Syracuse University 8 The ONE Plan SM - EdR’s On - Campus Equity Program • Exclusively designed for on - campus equity ownership of collegiate apartments • Provides EdR with attractive risk/returns due to favorable locations directly on campus • Provides universities with needed new on - campus housing while preserving capital • Accepted financing alternative for universities − First community at Syracuse University opened in 2009; new development (Campus West) to open in 2012 − New development at The University of Texas at Austin expected to open in 2013 − Multi - phase approximate $500 million ONE Plan SM on - campus development at the University of Kentucky 2400 Nueces, University of Texas at Austin

External Growth Opportunities (continued) The ONE Plan Plus SM • Creative structuring similar to The ONE Plan SM • Graduate student housing at Johns Hopkins – a 572 - bed, $61 million development on university - owned land adjacent to campus, opened May 2012 • EdR provided second mortgage financing collateralized by a replenishing cash reserve fund • EdR is receiving third party development fees and has a 10 - year management agreement Off - Campus Developments for Own Account • Sole sourced deals with local developers • Walking distance to campus Potential for Acquisitions • Highly fragmented sector, ownership by small local property owners/operators • Industry contacts and network will provide opportunities • Sources of acquisitions − Overleveraged acquirers − Overleveraged local or regional developers − Financial institutions − Institutions divesting from student housing business › Operating business; no “brand” support • Ability to move quickly versus lesser capitalized buyers • Acquired eight communities in 2011 and one in January 2012 • Acquisition capacity of approximately $400 million 929, Johns Hopkins Medical Center 9

• $67 million total project cost • Approximately 622 beds in 16 - story high - rise collegiate community • Opening in summer 2013 • EdR will own and manage subject to a long - term ground lease ONE Plan SM Developments 10 University of Texas at Austin Syracuse University • Second ONE Plan SM project at Syracuse University • $30 million total project cost • Approximately 312 beds • Opening in summer 2012 • EdR will own and manage subject to a long - term ground lease 2400 Nueces, The University of Texas at Austin Campus West, Syracuse University

• Two phases of collegiate housing with total cost of approximately $48 million • 290 units (500 beds) of studio and one - , two - and three - bedroom apartments • Opening of Phase I in 2012 and Phase II in 2013 • Phase I is 100% preleased • EdR will own and manage the collegiate housing component of the development • The project will establish an urban, community - focused college town center for UConn and the city of Mansfield Off Campus Developments The Oaks on the Square, University of Connecticut 11 University of Connecticut – Wholly Owned University of Alabama – Joint Venture • Joint - venture agreement with the Edwards Company • $41 million total project cost • Approximately 774 beds • Opening in summer 2012 • EdR will be 90% owner and will manage the property East Edge, University of Alabama

Off Campus Developments 12 University of Mississippi – Joint Venture Arizona State University - Downtown – Joint Venture • Joint - venture agreement with Concord Eastridge • $52 million total project cost • Approximately 609 beds • Opening in summer 2013 • EdR will be 91.4% owner and will manage the property • Joint - venture agreement with Landmark • $37 million total project cost • Approximately 668 beds • Opening in summer 2013 • EdR will be 70% owner and will manage the property

Near - Term Outlook • 2012 Core FFO per share/unit Guidance of $0.46 to $0.51 − Full Year 2012 Same - Community revenue up 5% to 6.5% − Fall 2012 revenue growth of 3.5% to 5.5% − Full Year Same - Community operating expense growth of 3.0% - 3.5% − Full year Same - Community NOI growth of 6% to 9% • Developments for Own Account − ONE Plan SM on - campus developments at: • The University of Texas – Austin • Syracuse University • University of Kentucky − Off - campus developments adjacent to the universities of Connecticut, Alabama and Colorado - Boulder − EdR’s first cottage style product being development near the campus of the University of Mississippi • Acquisition Potential − $400 million acquisition capacity − Purchased eight communities for a total of $190 million in 2011 − Purchased one asset for $21 million in January 2012 The Commons on Kinnear, Ohio State University The Reserve on Perkins, Oklahoma State University 13

• High - Quality Portfolio • Excellent Long - Term Relationships Should Lead To Opportunities • Favorable Supply and Demand Trends • External Growth Opportunities − ONE Plan SM on - campus development − ONE Plan SM on - campus developments at the University of Kentucky − ONE Plan SM Plus on - campus development − Off - campus developments − Potential for acquisitions • Internal Growth Opportunities − Continue to improve performance of current portfolio − Capital recycling program • Solid Capital Structure/Meaningful Capacity for Growth Investment Highlights The Reserve on West 31 st , University of Kansas University Village Towers, University of California, Riverside 14

Forward Looking Statements 15 This presentation includes certain statements, estimates and projections provided by EdR’s management with respect to the anticipated future performance of EdR , including “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements, estimates and projections reflect various assumptions by EdR’s management concerning anticipated results and have been included solely for illustrative purposes. Forward - looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “may,” “might,” “plan,” “estimate,” “project,” “should,” “will,” “result,” and similar expressions. No representations are made as to the accuracy of such statements, estimates or projections, which necessarily involve known and unknown risks, uncertainties and other factors that, in some ways, are beyond management’s control. Such factors include the risk factors discussed in the Company’s registration statement on Form S - 3, annual report on Form 10 - K for the year ended December 31, 2011, and quarterly report on Form 10 - Q for the period ended March 31, 2012 , each as filed with the SEC. These risk factors include, but are not limited to risks and uncertainties inherent in the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel; rising insurance rates and real estate taxes; changes in GAAP; and our continued ability to successfully lease and operate our properties. Accordingly, actual results may vary materially from the projected results contained herein and you should not rely on any forward - looking statements made herein or made in connection with this presentation. The Company shall have no obligation or undertaking to update or revise any forward - looking statements to reflect any change in Company expectations or results, or any change in events.